                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                                December 20, 2001

                Date of Report (Date of earliest event reported)

                              --------------------

                              NEOTHERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)

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
               DELAWARE                            000-28782                93-0979187
     (State or other Jurisdiction          (Commission File Number)        (IRS Employer
           of Incorporation)                                          Identification Number)

         157 TECHNOLOGY DRIVE                                                  92618
          IRVINE, CALIFORNIA                                                 (Zip Code)
(Address of principal executive offices)
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                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

On December 20, 2001, NeoTherapeutics, Inc. issued a news release announcing that it's subsidiary, NeoGene Technologies, entered into a second license agreement with Pfizer Inc. for the use of an orphan receptor identified by NeoGene. The text of the press release is set forth in Exhibit 99.1 attached to this report and incorporated herein by this reference.

ITEM 7. EXHIBITS

Exhibits:

     99.1     Press Release dated December 20, 2001.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEOTHERAPEUTICS, INC.


Date: December 20, 2001                By:    /s/ Samuel Gulko
                                              --------------------------
                                       Name:  Samuel Gulko
                                       Title: Senior Vice President, Finance,
                                              Chief Financial Officer, Secretary
                                              and Treasurer
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
Exhibit
Number          Document Description
------          --------------------

99.1            Press Release dated December 20, 2001.
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